EXHIBIT 10.2
TERMINATION AGREEMENT
     This TERMINATION AGREEMENT is entered into and effective as of June 22, 2007.
RECITALS:
     WHEREAS, the parties hereto are parties to that certain Amended and Restated Recapitalization Agreement dated as of July 30, 2004 by and between the Company and Toucan Capital, as amended October 22, 2004, November 10, 2004, December 27, 2004, January 26, 2005, April 12, 2005, May 13, 2005, June 16, 2005, July 26, 2005, September 7, 2005 and November 14, 2005 (the “Recapitalization Agreement”).
     WHEREAS, the parties to the Recapitalization Agreement now desire to terminate the Recapitalization Agreement, subject to the survival of certain provisions thereof.
AGREEMENTS:
     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:
     1. Each of the Company and Toucan Capital hereby terminate the Recapitalization Agreement. Each party acknowledges that there shall be no further obligations under the Recapitalization Agreement following the date hereof other than (a) rights related to breaches of the Recapitalization Agreement occurring prior to the date hereof, and (b) the following provisions: (i) Section 4.4 (Indemnification), (ii) Section 4.5 (Injunctive Relief), and (iii) Section 4.13 (Miscellaneous).
     2. This Termination may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.
[Signature Page Follows]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Termination Agreement as of the date set forth above.

Northwest Biotherapeutics, Inc.		Toucan Capital Fund II, L.P.

By:		By:

	Alton Boynton		Linda F. Powers
	President		Managing Director

	Address:		Address:

	Northwest Biotherapeutics, Inc.		Linda F. Powers
	Attention: Alton Boynton		Managing Director
	18701 120th Avenue, NE,		Toucan Capital Corp.
	Suite 101		7600 Wisconsin Ave, 7th Floor
	Bothell, Washington 98011		Bethesda, MD 20814
	Facsimile: 425.608.3009		Facsimile: 240.497.4065
E-Mail:lpowers@toucancapital.com

Toucan Partners, LLC

By:

Linda F. Powers
Managing Member

Address:

Toucan Partners, LLC
7600 Wisconsin Avenue
Suite 700
Bethesda, MD 20814
Facsimile: 240.497.4065
E-Mail:lpowers@toucancapital.com